Reconciliation of Numerator and Denominator of Basic Earnings per Share ("EPS") with that of Diluted EPS (Detail) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	3 Months Ended
	Mar. 31, 2021	Mar. 31, 2020
Numerator:
Net (loss) income attributable to Textainer Group Holdings Limited common shareholders	$ 62,050	$ (4,379)
Weighted average shares outstanding (in thousands):
Weighted average common shares outstanding - basic	50,150	56,455
Dilutive share options, RSU and PSU	715
Weighted average common shares outstanding - diluted	50,865	56,455
Net income (loss) attributable to Textainer Group Holdings Limited common shareholders per common share
Basic	$ 1.24	$ (0.08)
Diluted	$ 1.22	$ (0.08)
Share options, RSU and PSU excluded from the computation of diluted EPS because they were anti-dilutive	697	2,147